FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to the Loan Agreement dated April 25, 2007 (the “Loan Agreement”) between Aton Select Fund Limited (the “Lender”) and Canyon Copper Corp. (the “Borrower”) is made and entered into effective as of the 9th day of May, 2008 (the "Effective Date"), between the Borrower and the Lender.

WHEREAS:

A. The Borrower and the Lender entered into the Loan Agreement whereby the Lender agreed to loan $120,000 (U.S.) to the Borrower (the “Loan”).

B. The Lender has agreed to extend the term of the Loan to June 20, 2009 on the terms and conditions set out herein.

NOW, THEREFORE, in consideration of the premises contained herein and the sum of $10.00 paid by the Borrower to the Lender, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the terms of the Loan Agreement as follows:

1.	Definitions. Capitalized terms used in this Agreement shall have the same meaning as specified in the Loan Agreement unless the context clearly indicates the contrary.

2.	Amendment. The Loan Agreement is hereby amended as follows:

	(i)	The term “Maturity” is replaced in its entirety with the following:

“Maturity” means June 20, 2009;

	(ii)	Section 2.1 of the Loan Agreement is replaced in its entirety with the following:

“2.1 “Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum of $120,000 (U.S.). The Loan shall be made in United States currency and shall be repaid by the Borrower on or before June 20, 2009.”

(iii)	The Promissory Note evidencing the Loan Agreement is hereby replaced in its entirety with the Promissory Note attached hereto as Schedule “A” to this Agreement.

3.	No Other Modification. The parties confirm that the terms, covenants and conditions of the Assignment Agreement remain unchanged and in full force and effect, except as modified by this Agreement.

4.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

5.

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

THE BORROWER:

CANYON COPPER CORP.
by its authorized signatory:

/s/ Anthony R. Harvey
Anthony R. Harvey

THE LENDER:

ATON SELECT FUND LIMITED
by its authorized signatory:

/s/ David Dawes
David Dawes

Schedule “A”

Promissory Note

CONVERTIBLE PROMISSORY NOTE

EXECUTED BY:	Canyon Copper Corp. (the "Borrower")

IN FAVOUR OF:	Aton Select Fund Limited (the "Lender")

PRINCIPAL AMOUNT:	$120,000 (U.S.)

DATE OF EXECUTION:	May ____, 2008

PLACE OF EXECUTION:	Vancouver, BC, Canada

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on June 20, 2009, the principal sum of $120,000 (U.S.), together with interest thereon at the rate of 15% per annum, both before and after maturity from the date hereof.

The Lender may at his option, at any time prior to June 20, 2009, convert all or any portion of the Principal Sum into units of the Borrower at a conversion rate of $0.30 (U.S.) per unit (the “Units”) with each unit consisting of one (1) common share and one (1) share purchase warrant. Each warrant will entitle the Lender to purchase an additional common share at a price of $0.35 (U.S.) per share for a period of two (2) years from the date of issuance of the Units.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The Borrower agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at Vancouver, BC this _____day of May, 2008.

CANYON COPPER CORP.
by its authorized signatory:

ANTHONY R. HARVEY